OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                             (UNAUDITED)    (UNAUDITED)                   (UNAUDITED)    (UNAUDITED)
                                           SEPT. 30, 1998  AUGUST 31, 1998              SEPT. 30, 1998  AUGUST 31, 1998
                                                 ESD            ESD          CHANGE            PSD            PSD           CHANGE
                                          -------------------------------------------   -------------------------------------------
CURRENT ASSETS
Cash                                              9,629         37,113        (27,484)        35,386         47,778        (12,392)
Restricted cash held in escrow                2,729,555      2,723,179          6,376                                          -
Accounts receivable
  A/R--trade                                 12,229,388     11,868,790        360,598        947,480      1,248,363       (300,883)
  A/R--interco                                      168         13,062        (12,894)        11,672            -           11,672
  A/R--employees                                  9,332         11,372         (2,040)        10,003          9,809            194
  A/R--supplemental                           1,729,432      1,839,165       (109,733)                                         -
  A/R--misc.                                     12,078         12,078            -              -              -              -
  Allowance for doubtful accounts            (2,214,480)    (2,200,810)       (13,670)       (60,105)       (59,648)          (457)
                                          -------------------------------------------   -------------------------------------------
    Accounts receivable, net                 11,765,918     11,543,657        222,261        909,050      1,198,524       (289,474)
                                          -------------------------------------------   -------------------------------------------
Costs and earnings in excess of billings      5,259,905      4,991,375        268,530                                          -
Prepaid expenses                                 84,755         74,815          9,940         66,885         80,719        (13,834)
Inventory                                                                         -        1,868,762      1,949,845        (81,083)
Inventory reserve                                                                 -         (775,755)      (872,335)        96,580
                                          -------------------------------------------   -------------------------------------------
    Inventory, net                                  -              -              -        1,093,007      1,077,510         15,497
                                          -------------------------------------------   -------------------------------------------
Other current assets                                                              -                                            -
                                          -------------------------------------------   -------------------------------------------
TOTAL CURRENT ASSETS                         19,849,762     19,370,139        479,623      2,104,328      2,404,531       (300,203)
                                          -------------------------------------------   -------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                             2,435,403      2,289,840        145,563        547,106        547,106            -
  Automotive equipment                        1,026,959      1,026,959            -          111,546        111,546            -
  Office furniture and equipment                961,223        842,562        118,661         38,329         38,329            -
  Leasehold improvements                         93,223         93,223            -           30,895         30,895            -
                                          -------------------------------------------   -------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST              4,516,808      4,252,584        264,224        727,876        727,876            -
  Accum. Depreciation                        (3,166,180)    (2,972,713)      (193,467)      (392,021)      (381,408)       (10,613)
                                          -------------------------------------------   -------------------------------------------
TOTAL PROPERTY & EQUIP., NET                  1,350,628      1,279,871         70,757        335,855        346,468        (10,613)
                                          -------------------------------------------   -------------------------------------------
Long-term accounts receivable - Other
(Texas)                                          11,426      1,072,065     (1,060,639)           -              -              -
Reserve for Long-term accounts receivable           -         (218,182)       218,182                                          -
                                          -------------------------------------------   -------------------------------------------
  Long-term accounts receviable - Other
  (Texas), net                                   11,426        853,883       (842,457)           -              -              -


Other Assets                                    222,360        222,080            280            -              -              -
Investment & Intercompany in Subsidiaires                                         -              -              -              -
                                          -------------------------------------------   -------------------------------------------
TOTAL ASSETS                                 21,434,176     21,725,973       (291,797)     2,440,183      2,750,999       (310,816)
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                              874,613        589,597        285,016         58,632         46,625         12,007
  Line of Credit                                                                                                               -
  Accrued expenses, excluding bankruptcy
  costs                                         689,875        540,680        149,195        302,595        287,939         14,656
  Accrued bankruptcy costs                                                                                                     -
  Estimated claims against cash held in
  escrow                                      2,569,825      2,553,723         16,102                                          -
  Intercompany - BNYFC                        7,445,963      8,045,592       (599,629)     7,961,732      8,078,438       (116,706)
  Intercompany payables                          11,672            -           11,672            -              -              -
                                         -------------------------------------------- ---------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES      11,591,948     11,729,592       (137,644)     8,322,959      8,413,002        (90,043)
Intercompany Notes Payable                    8,741,768      8,741,768            -              -
Pre Petition Liabilities                      1,637,118      1,648,776        (11,658)     1,089,536      1,098,449         (8,913)
Pre Petition Estimated Construction
Claims                                                                                                                         -
                                         -------------------------------------------- ---------------------------------------------
  TOTAL LIABILITIES                          21,970,834     22,120,136       (149,302)     9,412,495      9,511,451        (98,956)
                                         -------------------------------------------- ---------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                                        3,371,172      3,371,172            -
Additional paid in capital                   14,557,677     14,557,677            -       10,742,189     10,742,189            -
Treasury Stock A-P-I-C                                                                                                         -
Retained earnings - prior                   (11,012,975)   (11,012,975)           -      (14,767,222)   (14,767,222)           -
Y-T-D net income pre petition                    (8,531)        (8,531)           -         (247,894)      (247,894)           -
Y-T-D net income post petition               (4,072,829)    (3,930,334)      (142,495)    (6,070,557)    (5,858,697)      (211,860)
                                         -------------------------------------------- ---------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                   (536,658)      (394,163)      (142,495)    (6,972,312)    (6,760,452)      (211,860)
                                         -------------------------------------------- ---------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     21,434,176     21,725,973       (291,797)     2,440,183      2,750,999       (310,816)
                                         -------------------------------------------- ---------------------------------------------
                                         -------------------------------------------- ---------------------------------------------



                   See accompanying notes to financial information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                                          (UNAUDITED)    (UNAUDITED)
                                             (UNAUDITED)    (UNAUDITED)                 SEPT. 30, 1998 AUGUST 31, 1998
                                           SEPT. 30, 1998  AUGUST 31, 1998                CONTINUING     CONTINUING
                                              CORPORATE      CORPORATE         CHANGE     OPERATIONS     OPERATIONS         CHANGE
                                          -------------------------------------------   -------------------------------------------
CURRENT ASSETS
Cash                                             73,857         51,748         22,109        118,872        136,639        (17,767)
Restricted cash held in escrow                                                    -        2,729,555      2,723,179          6,376
Accounts receivable
  A/R--trade                                    144,431        144,431            -       13,321,299     13,261,584         59,715
  A/R--interco                                                                    -           11,840         13,062         (1,222)
  A/R--employees                                                                  -           19,335         21,181         (1,846)
  A/R--supplemental                                                               -        1,729,432      1,839,165       (109,733)
  A/R--misc.                                  1,076,094      1,076,094            -        1,088,172      1,088,172            -
  Allowance for doubtful accounts            (1,138,467)    (1,138,467)           -       (3,413,052)    (3,398,925)       (14,127)
                                          -------------------------------------------   -------------------------------------------
    Accounts receivable, net                     82,058         82,058            -       12,757,026     12,824,239        (67,213)
                                          -------------------------------------------   -------------------------------------------
Costs and earnings in excess of billings                                          -        5,259,905      4,991,375        268,530
Prepaid expenses                                298,366        387,625        (89,259)       450,006        543,159        (93,153)
Inventory                                                                         -        1,868,762      1,949,845        (81,083)
Inventory reserve                                                                 -         (775,755)      (872,335)        96,580
                                          -------------------------------------------   -------------------------------------------
    Inventory, net                                  -              -              -        1,093,007      1,077,510         15,497
                                          -------------------------------------------   -------------------------------------------
Other current assets                                                              -              -              -              -
                                          -------------------------------------------   -------------------------------------------
TOTAL CURRENT ASSETS                            454,281        521,431        (67,150)    22,408,371     22,296,101        112,270
                                          -------------------------------------------   -------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                                 -        2,982,509      2,836,946        145,563
  Automotive equipment                                                            -        1,138,505      1,138,505            -
  Office furniture and equipment                192,606        310,472       (117,866)     1,192,158      1,191,363            795
  Leasehold improvements                            -           21,780        (21,780)       124,118        145,898        (21,780)
                                          -------------------------------------------   -------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                192,606        332,252       (139,646)     5,437,290      5,312,712        124,578
  Accum. Depreciation                          (154,805)      (288,808)       134,003     (3,713,006)    (3,642,929)       (70,077)
                                          -------------------------------------------   -------------------------------------------
TOTAL PROPERTY & EQUIP., NET                     37,801         43,444         (5,643)     1,724,284      1,669,783         54,501
                                          -------------------------------------------   -------------------------------------------
Long-term accounts receivable - Other
(Texas)                                             -              -              -           11,426      1,072,065     (1,060,639)
Reserve for Long-term accounts
receivable                                                                        -              -         (218,182)       218,182
                                          -------------------------------------------   -------------------------------------------
   Long-term accounts receviable - Other
   (Texas), net                                     -              -              -           11,426        853,883       (842,457)
Other Assets                                    129,907        129,907            -          352,267        351,987            280
Investment & Intercompany in
Subsidiaires                                 74,399,948     74,485,283        (85,335)    74,399,948     74,485,283        (85,335)
                                          -------------------------------------------   -------------------------------------------
TOTAL ASSETS                                 75,021,937     75,180,065       (158,128)    98,896,296     99,657,037       (760,741)
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                               36,205         38,485         (2,280)       969,450        674,707        294,743
  Line of Credit                             21,988,501     21,924,239         64,262     21,988,501     21,924,239         64,262
  Accrued expenses, excluding bankruptcy
  costs                                         315,928        402,355        (86,427)     1,308,398      1,230,974         77,424
  Accrued bankruptcy costs                    1,168,073      1,602,726       (434,653)     1,168,073      1,602,726       (434,653)
  Estimated claims against cash held in
  escrow                                                                          -        2,569,825      2,553,723         16,102
  Intercompany - BNYFC                      (18,698,232)   (19,222,533)       524,301     (3,290,537)    (3,098,503)      (192,034)
  Intercompany payables                             168         13,062        (12,894)        11,840         13,062         (1,222)
                                          -------------------------------------------   -------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES       4,810,643      4,758,334         52,309     24,725,550     24,900,928       (175,378)
Intercompany Notes Payable                                                        -        8,741,768      8,741,768
Pre Petition Liabilities                      2,530,451      2,530,451            -        5,257,105      5,277,676        (20,571)
Pre Petition Estimated Construction
Claims                                                                            -              -              -              -
                                          -------------------------------------------   -------------------------------------------
  TOTAL LIABILITIES                           7,341,094      7,288,785         52,309     38,724,423     38,920,372       (195,949)
                                          -------------------------------------------   -------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                             121,289        121,289            -        3,492,461      3,492,461            -
Additional paid in capital                  128,204,630    128,204,630            -      153,504,496    153,504,496            -
Treasury Stock A-P-I-C                         (562,506)      (562,506)           -         (562,506)      (562,506)           -
Retained earnings - prior                   (49,321,103)   (49,321,103)           -      (75,101,300)   (75,101,300)           -
Y-T-D net income pre petition                  (895,498)      (895,498)           -       (1,151,923)    (1,151,923)           -
Y-T-D net income post petition               (9,865,969)    (9,655,532)      (210,437)   (20,009,355)   (19,444,563)      (564,792)
                                          -------------------------------------------   -------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                 67,680,843     67,891,280       (210,437)    60,171,873     60,736,665       (564,792)
                                          -------------------------------------------   -------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY     75,021,937     75,180,065       (158,128)    98,896,296     99,657,037       (760,741)
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------


                   See accompanying notes to financial information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION



                                            (UNAUDITED)    (UNAUDITED)                   (UNAUDITED)     (UNAUDITED)
                                          SEPT. 30, 1998 AUGUST 31, 1998                SEPT. 30, 1998 AUGUST 31, 1998
                                           DISCONTINUED   DISCONTINUED                     COMBINED        COMBINED
                                            OPERATIONS     OPERATIONS        CHANGE          FINAL           FINAL        CHANGE
                                          -------------------------------------------   -------------------------------------------
CURRENT ASSETS
Cash                                                -              -              -          118,872        136,639        (17,767)
Restricted cash held in escrow                                                    -        2,729,555      2,723,179          6,376
Accounts receivable
  A/R--trade                                  5,379,087      5,379,087            -       19,026,146     18,640,671        385,475
  A/R--interco                                      -              -              -              -              -              -
  A/R--employees                                                                  -           19,335         21,181         (1,846)
  A/R--supplemental                                                               -        1,729,432      1,839,165       (109,733)
  A/R--misc.                                     33,806         39,461         (5,655)     1,121,978      1,127,633         (5,655)
  Allowance for doubtful accounts            (3,263,817)    (3,269,472)         5,655     (6,676,869)    (6,668,397)        (8,472)
                                          -------------------------------------------   -------------------------------------------
    Accounts receivable, net                  2,149,076      2,149,076            -       15,220,022     14,960,253        259,769
                                          -------------------------------------------   -------------------------------------------
Costs and earnings in excess of billings                                          -        5,259,905      4,991,375        268,530
Prepaid expenses                                                                  -          450,006        543,159        (93,153)
Inventory                                                                         -        1,868,762      1,949,845        (81,083)
Inventory reserve                                                                 -         (775,755)      (872,335)        96,580
                                          -------------------------------------------   -------------------------------------------
    Inventory, net                                  -              -              -        1,093,007      1,077,510         15,497
                                          -------------------------------------------   -------------------------------------------
Other current assets                             94,078         94,078            -           94,078         94,078            -
                                          -------------------------------------------   -------------------------------------------
TOTAL CURRENT ASSETS                          2,243,154      2,243,154            -       24,965,445     24,526,193        439,252
                                          -------------------------------------------   -------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                 1,000          1,000            -        2,983,509      2,837,946        145,563
  Automotive equipment                              -              -              -        1,138,505      1,138,505            -
  Office furniture and equipment                    -              -              -        1,192,158      1,191,363            795
  Leasehold improvements                            -          154,773       (154,773)       124,118        300,671       (176,553)
                                          -------------------------------------------   -------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                  1,000        155,773       (154,773)     5,438,290      5,468,485        (30,195)
  Accum. Depreciation                               -          (89,929)        89,929     (3,713,006)    (3,732,858)        19,852
                                          -------------------------------------------   -------------------------------------------
TOTAL PROPERTY & EQUIP., NET                      1,000         65,844        (64,844)     1,725,284      1,735,627        (10,343)
                                          -------------------------------------------   -------------------------------------------
Long-term accounts receivable - Other
(Texas)                                             -              -              -           11,426      1,072,065     (1,060,639)
Reserve for Long-term accounts
receivable                                                                        -              -         (218,182)       218,182
                                          -------------------------------------------   -------------------------------------------
   Long-term accounts receviable - Other
   (Texas), net                                     -              -              -           11,426        853,883       (842,457)
Other Assets                                        100            100            -          352,367        352,087            280
Investment & Intercompany in
Subsidiaires                                                                      -           39,665        125,000        (85,335)
                                          -------------------------------------------   -------------------------------------------
TOTAL ASSETS                                  2,244,254      2,309,098        (64,844)    27,094,187     27,592,790       (498,603)
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                  -              -              -          969,450        674,707        294,743
  Line of Credit                                                                          21,988,501     21,924,239         64,262
  Accrued expenses, excluding bankruptcy
  costs                                             -              -              -        1,308,398      1,230,974         77,424
  Accrued bankruptcy costs                                                                 1,168,073      1,602,726       (434,653)
  Estimated claims against cash held in
  escrow                                                                                   2,569,825      2,553,723         16,102
  Intercompany - BNYFC                        2,964,777      3,098,503       (133,726)           -              -              -
  Intercompany payables                             -              -              -              -              -              -
                                          -------------------------------------------   -------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES       2,964,777      3,098,503       (133,726)    28,004,247     27,986,369         17,878
Intercompany Notes Payable                    2,535,455      2,535,455            -
Pre Petition Liabilities                     10,814,353     10,814,353            -       16,071,458     16,092,029        (20,571)
Pre Petition Estimated Construction
Claims                                        2,404,000      2,404,000            -        2,404,000      2,404,000            -
                                          -------------------------------------------   -------------------------------------------
  TOTAL LIABILITIES                          18,718,585     18,852,311       (133,726)    46,479,705     46,482,398         (2,693)
                                          -------------------------------------------   -------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                           2,082,948      2,082,948            -          121,289        121,289            -
Additional paid in capital                   28,604,818     28,604,818            -      124,480,374    124,480,374            -
Treasury Stock A-P-I-C                                                            -         (562,506)      (562,506)           -
Retained earnings - prior                   (36,904,145)   (36,904,145)           -     (112,005,445)  (112,005,445)           -
Y-T-D net income pre petition                  (694,013)      (694,013)           -       (1,845,936)    (1,845,936)           -
Y-T-D net income post petition               (9,563,939)    (9,632,821)        68,882    (29,573,294)   (29,077,384)      (495,910)
                                          -------------------------------------------   -------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                (16,474,331)   (16,543,213)        68,882    (19,385,518)   (18,889,608)      (495,910)
                                          -------------------------------------------   -------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY      2,244,254      2,309,098        (64,844)    27,094,187     27,592,790       (498,603)
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------


                   See accompanying notes to financial information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                            (UNAUDITED)    (UNAUDITED)                   (UNAUDITED)      (UNAUDITED)
                                            MONTH ENDED    MONTH ENDED                   MONTH ENDED      MONTH ENDED
                                          SEPT. 30, 1998  AUGUST 31, 1998               SEPT. 30, 1998  AUGUST 31, 1998
                                                ESD            ESD           CHANGE          PSD               PSD         CHANGE
                                          -------------------------------------------   -------------------------------------------
Sales                                         1,655,398      1,712,957        (57,559)       271,203        330,370        (59,167)
Cost of Sales                                 1,171,058      1,221,871        (50,813)       281,551        344,567        (63,016)
                                          -------------------------------------------   -------------------------------------------
    Gross Profit                                484,340        491,086         (6,746)       (10,348)       (14,197)         3,849

Selling, General, and Administrative            395,718        414,529        (18,811)       129,818        146,250        (16,432)
                                          -------------------------------------------   -------------------------------------------

Income (Loss) From Operations                    88,622         76,557         12,065       (140,166)      (160,447)        20,281

Other Income(Expense):
  I/C Interest Income (Expense)                 (65,656)       (68,054)         2,398        (70,049)       (70,582)           533
  Interest Expense                                  -              -              -                                            -
  Interest Income                                   -              -              -                                            -
  Gain (loss) on Asset Disposition                  -           (3,100)         3,100         (7,891)       (25,112)        17,221
  Other Expense                                (165,461)        (9,412)      (156,049)         6,246         (7,264)        13,510
                                          -------------------------------------------   -------------------------------------------
    Total Other (Expense)                      (231,117)       (80,566)      (150,551)       (71,694)      (102,958)        31,264

Net Income (Loss) Before Bankruptcy
       Administrative Expenses                 (142,495)        (4,009)      (138,486)      (211,860)      (263,405)        51,545
Bankruptcy Administrative Expenses                                                                                             -
                                          -------------------------------------------   -------------------------------------------
Net Income (Loss)                              (142,495)        (4,009)      (138,486)      (211,860)      (263,405)        51,545
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------


                   See accompanying notes to financial information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION


                                                                                          (UNAUDITED)     (UNAUDITED)
                                            (UNAUDITED)    (UNAUDITED)                    MONTH ENDED     MONTH ENDED
                                            MONTH ENDED    MONTH ENDED                  SEPT. 30, 1998  AUGUST 31, 1998
                                          SEPT. 30, 1998  AUGUST 31, 1998                 CONTINUING      CONTINUING
                                             CORPORATE      CORPORATE       CHANGE        OPERATIONS      OPERATIONS       CHANGE
                                          -------------------------------------------   -------------------------------------------
Sales                                               -              -              -        1,926,601      2,043,327       (116,726)
Cost of Sales                                       -              -              -        1,452,609      1,566,438       (113,829)
                                          -------------------------------------------   -------------------------------------------
    Gross Profit                                    -              -              -          473,992        476,889         (2,897)

Selling, General, and Administrative            107,057        139,957        (32,900)       632,593        700,736        (68,143)
                                          -------------------------------------------   -------------------------------------------

Income (Loss) From Operations                  (107,057)      (139,957)        32,900       (158,601)      (223,847)        65,246

Other Income(Expense):
  I/C Interest Income (Expense)                 135,705        138,636         (2,931)           -              -              -
  Interest Expense                             (210,203)      (204,238)        (5,965)      (210,203)      (204,238)        (5,965)
  Interest Income                                                                 -              -              -              -
  Gain (loss) on Asset Disposition                                                -           (7,891)       (28,212)        20,321
  Other Expense                                 (25,000)      (338,545)       313,545       (184,215)      (355,221)       171,006
                                          -------------------------------------------   -------------------------------------------
    Total Other (Expense)                       (99,498)      (404,147)       304,649       (402,309)      (587,671)       185,362
Net Income (Loss) Before Bankruptcy
       Administrative Expenses                 (206,555)      (544,104)       337,549       (560,910)      (811,518)       250,608
Bankruptcy Administrative Expenses               (3,882)       120,483       (124,365)        (3,882)       120,483       (124,365)
                                          -------------------------------------------   -------------------------------------------
Net Income (Loss)                              (210,437)      (423,621)       213,184       (564,792)      (691,035)       126,243
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------


                   See accompanying notes to financial information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION



                                            (UNAUDITED)    (UNAUDITED)                    (UNAUDITED)     (UNAUDITED)
                                            MONTH ENDED    MONTH ENDED                    MONTH ENDED     MONTH ENDED
                                          SEPT. 30, 1998  AUGUST 31, 1998               SEPT. 30, 1998  AUGUST 31, 1998
                                           DISCONTINUED    DISCONTINUED                    COMBINED        COMBINED
                                             OPERATIONS     OPERATIONS      CHANGE          FINAL            FINAL         CHANGE
                                          -------------------------------------------   -------------------------------------------
SALES                                                                             -        1,926,601      2,043,327       (116,726)
COST OF SALES                                                                     -        1,452,609      1,566,438       (113,829)
                                          -------------------------------------------   -------------------------------------------
    GROSS PROFIT                                    -              -              -          473,992        476,889         (2,897)

SELLING, GENERAL, AND ADMINISTRATIVE                                              -          632,593        700,736        (68,143)
                                          -------------------------------------------   -------------------------------------------

INCOME (LOSS) FROM OPERATIONS                       -              -              -         (158,601)      (223,847)        65,246

OTHER INCOME(EXPENSE):
  I/C INTEREST INCOME (EXPENSE)                                                   -              -              -              -
  INTEREST EXPENSE                                                                -         (210,203)      (204,238)        (5,965)
  INTEREST INCOME                                                                 -              -              -              -
  GAIN (LOSS) ON ASSET DISPOSITION               92,627                        92,627         84,736        (28,212)       112,948
  OTHER EXPENSE                                 (23,745)                      (23,745)      (207,960)      (355,221)       147,261
                                          -------------------------------------------   -------------------------------------------
    TOTAL OTHER (EXPENSE)                        68,882            -           68,882       (333,427)      (587,671)       254,244
NET INCOME (LOSS) BEFORE BANKRUPTCY
       ADMINISTRATIVE EXPENSES                   68,882            -           68,882       (492,028)      (811,518)       319,490
BANKRUPTCY ADMINISTRATIVE EXPENSES                                                -           (3,882)       120,483       (124,365)
                                          -------------------------------------------   -------------------------------------------
NET INCOME (LOSS)                                68,882            -           68,882       (495,910)      (691,035)       195,125
                                          -------------------------------------------   -------------------------------------------
                                          -------------------------------------------   -------------------------------------------


                   See accompanying notes to financial information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION

                                                                    (UNAUDITED)        (UNAUDITED)
                                                                    MONTH ENDED        MONTH ENDED
                                                                  SEPT. 30, 1998     AUGUST 31, 1998          CHANGE
                                                                  --------------     ---------------      --------------
Cash flows from operating activities:
  Net loss                                                             ($495,910)          ($691,035)           $195,125

  Adjustments to reconcile net loss to net cash
    (used in) provided by operating activities:
      Depreciation                                                        71,095              73,499              (2,404)
      Additional reserves for costs in excess of billings                165,795              10,000             155,795
      Write off of investments in subsidiaries                            85,335             300,000            (214,665)
      Write down of property and equipment                                 7,606               7,606
      (Gain) / Loss on sale of property and equipment                    (84,736)             28,212            (112,948)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                  (259,769)            203,062            (462,831)
      Costs in excess of billings                                       (434,325)           (346,831)            (87,494)
      Inventory, net                                                     (15,497)             62,833             (78,330)
      Prepaids & other assets                                             93,153             (16,421)            109,574
     Increase (decrease) in:
      Accounts payable                                                   294,743             150,457             144,286
      Accrued expenses                                                  (357,229)           (355,359)             (1,870)
      Other net changes in assets and liabilities                        851,903             (24,659)            876,562
        Total adjustments                                                418,074              84,793             333,281
                                                                  --------------     ---------------      --------------
        Net cash provided by (used in) operating activities              (77,836)           (606,242)            528,406
                                                                  --------------     ---------------      --------------

Cash flows from investing activities :
     Proceeds from sale of equipment                                     157,470                   0             157,470
     Additions to property and equipment                                (141,092)            (32,738)           (108,354)
       Net cash provided by (used in) investing activities                16,378             (32,738)             49,116
                                                                  --------------     ---------------      --------------

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                     64,262             639,373            (575,111)
  Reduction of pre-petition liabilities                                  (20,571)             12,222             (32,793)
      Net cash provided by (used in) financing activities                 43,691             651,595            (607,904)
                                                                  --------------     ---------------      --------------
Net increase (decrease) in cash                                          (17,767)             12,615             (30,382)
                                                                  --------------     ---------------      --------------

CASH AT BEGINNING OF PERIOD                                              136,639             124,024              12,615

                                                                  --------------     ---------------      --------------
CASH AT END OF PERIOD                                                   $118,872            $136,639            ($17,767)
                                                                  --------------     ---------------      --------------
                                                                  --------------     ---------------      --------------


                   See accompanying notes to financial information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
September 30, 1998 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

BNY Financial Corporation
As of September 30, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $21,649,400. In June, the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.